UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) November 10, 2005
                                                 (November 10, 2005)

                          CAPSTONE TURBINE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    001-15957                  95-4180883
(State or other jurisdiction   (Commission file number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

               21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of principal executive offices)


                                 (818) 734-5300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Precommencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Precommencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

     Item 2.02 Results of Operations and Financial Condition.

     On November 10, 2005, Capstone Turbine Corporation issued a press release announcing its financial results for the second quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.



Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

    (a) Not applicable.
    (b) Not applicable.
    (c) Exhibits.

        Exhibit 99.1 Press Release issued on September 10, 2005 by Capstone Turbine Corporation



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CAPSTONE TURBINE CORPORATION
                                                    (Registrant)
Date: November 10, 2005
                                                    By: /s/ Walter J. McBride
                                                        ------------------------
                                                        Chief Financial Officer



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                                  Exhibit Index

  Exhibit Number                         Description of Document
--------------------    --------------------------------------------------------

  99.1 Press release of Capstone Turbine Corporation dated November 10, 2005 containing financial information for the second quarter ended September 30, 2005.



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